                                                                   Exhibit 10.31
                              FORM OF LC LOAN NOTE

$40,161,891                                                   New York, New York
Note No. 1                                                     September 8, 2006

     For value received, the undersigned, SNOWFLAKE WHITE MOUNTAIN POWER, LLC, an Arizona limited liability company, RENEGY, LLC, an Arizona limited liability company, and RENEGY TRUCKING, LLC, an Arizona limited liability company (collectively, "Borrowers"), unconditionally jointly and severally promise to pay to COBANK, ACB ("Lender"), at the office of CoBank, ACB, acting as the administrative agent under the Credit Agreement described below, located at 5500
S. Quebec Street, Greenwood Village, CO 80111, in lawful money of the United States of America and in immediately available funds, the principal amount of FORTY MILLION ONE HUNDRED SIXTY-ONE THOUSAND EIGHT HUNDRED NINETY-ONE DOLLARS ($40,161,891), or if less, the aggregate unpaid and outstanding principal amount of the LC Loans advanced by Lender to Borrowers pursuant to that certain Credit Agreement, dated as of September 1, 2006 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Borrowers, CoBank, ACB, as letter of credit issuer, CoBank, ACB, as lead arranger, administrative agent and collateral agent, and Lender and the other financial institutions from time to time parties thereto as lenders (collectively, the "Lenders"), and all other amounts owed by Borrowers to Lender hereunder.

     This is one of the LC Loan Notes referred to in the Credit Agreement and is entitled to the benefits thereof and is subject to all terms, provisions and conditions thereof. Capitalized terms used and not defined herein shall have the meanings set forth in the Credit Agreement.

     This LC Loan Note is made in connection with and is secured by, among other instruments, the provisions of the Letter of Credit. Reference is hereby made to the Credit Agreement and the Letter of Credit for the provisions, among others, with respect to the custody and application of the Letter of Credit, the nature and extent of the security provided thereunder, the rights, duties and obligations of Borrowers and the rights of the holder of this LC Loan Note.

     The principal amount hereof is payable in accordance with the Credit Agreement, and such principal amount may be prepaid solely in accordance with the Credit Agreement.

     Borrowers further agree to pay, in lawful money of the United States of America and in immediately available funds, interest from the date hereof on the unpaid and outstanding principal amount hereof until such unpaid and outstanding principal amount shall become due and payable (whether at stated maturity, by acceleration or otherwise) at the rates of interest and at the times set forth in the Credit Agreement, and Borrowers agree to pay all other fees and costs owed to Lender under the Credit Agreement at the times specified in, and otherwise in accordance with, the Credit Agreement.

     If any payment on this LC Loan Note becomes due and payable on a date which is not a Business Day, such payment shall be made on the preceding or next succeeding Business Day, in either case in accordance with the terms of the Credit Agreement.

     Upon the occurrence and during the continuation of any one or more Events of Default, all amounts then remaining unpaid on this LC Note may become or be declared to be immediately due and payable as provided in the Credit Agreement and the other Credit Documents, including the Letter of Credit. Borrowers hereby expressly waive notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or notices or demands of any kind.

     Recourse under this LC Loan Note shall be limited as provided in Article 9 of the Credit Agreement.

     Borrowers agree to pay costs and expenses of Lender, including attorneys' fees, incurred in connection with the interpretation or enforcement of this LC Loan Note, at the times specified in, and otherwise in accordance with, the Credit Agreement.

            [The Remainder of this Page is Intentionally Left Blank]

     THIS LC LOAN NOTE HAS BEEN EXECUTED AND DELIVERED IN AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

                                        SNOWFLAKE WHITE MOUNTAIN POWER, LLC,
                                        an Arizona limited liability company


                                        By: /s/ Robert M. Worsley
                                            ------------------------------------
                                        Name: Robert M. Worsley
                                        Title: Manager


                                        RENEGY, LLC
                                        an Arizona limited liability company


                                        By: /s/ Robert M. Worsley
                                            ------------------------------------
                                        Name: Robert M. Worsley
                                        Title: Manager


                                        RENEGY TRUCKING, LLC
                                        an Arizona limited liability company


                                        By: /s/ Robert M. Worsley
                                            ------------------------------------
                                        Name: Robert M. Worsley
                                        Title: Manager

                         Signature Page to LC Loan Note